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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 24, 2007

                                    KSW, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               0-27290                               11-3191686
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      (Commission File Number)            (IRS Employer Identification No.)

               37-16 23rd Street
          Long Island City, New York                         11101
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    (Address of Principal Executive Offices)              (Zip Code)

                                 (718) 361-6500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     This Form 8-K/A is being filed to correct certain information included in the Form 8-K filed by KSW, Inc. on July 30, 2007. The following replaces the disclosure included in the Form 8-K filed on July 30, 2007 in its entirety.

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) On July 24, 2007, KSW, Inc. (the "Company") received notice that Marden, Harrison & Kreuter, CPAs, P.C. ("MHK") the Company's independent registered public accountants, had combined with J.H. Cohn LLP, ("J.H. Cohn") with J.H. Cohn as the surviving entity. On July 26, 2007, the Company's Audit Committee approved the engagement of J.H. Cohn as MHK's successor to continue as the Company's independent registered public accountants for the fiscal year ending December 31, 2007.

     The reports of MHK on the financial statements of the Company as of and for the fiscal years ended December 31, 2006 and 2005, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's fiscal years ended December 31, 2006 and 2005 and subsequent interim period preceding the engagement of J.H. Cohn, there were no disagreements between the Company and MHK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHK, would have caused MHK to make reference to the subject matter of the disagreements in connection with its audit reports on the Company's financial statements. During the Company's past two fiscal years and the interim period through the engagement of J.H. Cohn, MHK did not advise the Company of any of the matters specified in Item 304(a)(1)(iv)(B) of Regulation S-K.

     The Company has provided MHK with a copy of the above disclosures as required by Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company has requested that MHK deliver to it a letter addressed to the Securities and Exchange Commission stating whether MHK agrees with the disclosures made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. MHK's letter is filed as Exhibit 16.1 hereto and incorporated herein by reference.

     (b) During the Company's fiscal years ended December 31, 2006 and 2005 and subsequent interim period preceding the engagement of J.H. Cohn, the Company had no consultations with J.H. Cohn regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements as to which the Company received oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K.

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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits.

16.1        Letter of Concurrence From Marden, Harrison & Kreuter, CPA's, P.C.
            Regarding Change in Certifying Accountant

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                KSW, INC.


                                                By:    /s/ Richard W. Lucas
                                                       -------------------------
                                                Name:  Richard W. Lucas
                                                Title: Chief Financial Officer


Date: August 1, 2007

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                                  EXHIBIT INDEX

EXHIBIT NO.                                DESCRIPTION

16.1 Letter of Concurrence From Marden, Harrison & Kreuter, CPA's, P.C. Regarding Change in Certifying Accountant